UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2022

AMPLIFY ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2022, Amplify Energy Operating LLC (the “Borrower”), a wholly owned subsidiary of Amplify Energy Corp., a Delaware corporation (the “Company”), entered into the Borrowing Base Redetermination Agreement and Seventh Amendment to Credit Agreement, among the Borrower, Amplify Acquisitionco LLC, a Delaware limited liability company, the guarantors party thereto, the lenders party thereto and KeyBank National Association, as administrative agent (the “Seventh Amendment”). The Seventh Amendment amends the parties’ existing Credit Agreement, dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019, that certain Second Amendment to Credit Agreement dated as of July 16, 2019, that certain Borrowing Base Redetermination Agreement and Third Amendment to Credit Agreement dated as of June 12, 2020, that certain Borrowing Base Redetermination Agreement and Fourth Amendment to Credit Agreement dated as of November 17, 2020, that certain Borrowing Base Redetermination Agreement and Fifth Amendment to Credit Agreement dated as of November 10, 2021 and that certain Borrowing Base Redetermination Agreement and Sixth Amendment to Credit Agreement dated as of June 20, 2022, the “Credit Agreement”), to, among other things:

•	extend the maturity date from November 2, 2023, to May 31, 2024;
•	reduce the borrowing base under the Credit Agreement to $215 million; provided that, beginning on December 31, 2022, the borrowing base will be reduced by $5.0 million per month on the last calendar day of each month. The borrowing base, as reduced on each date pursuant to the foregoing sentence, shall remain in effect until otherwise redetermined or adjusted in accordance with the provisions of the Credit Agreement;
•	adjust the minimum hedging requirements;
•	reduce the Maximum Consolidated Net Leverage Ratio (as defined in the Credit Agreement) requirement from 4.00 to 1.00 to 3.00 to 1.00;
•	transition from London Inter-Bank Offered Rate to Secured Overnight Financing Rate based interest rates; and
•	remove the Borrower’s ability to pay dividends through the maturity date.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 13, 2022, the Company issued a press release announcing the Borrower’s entrance into the Seventh Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, includes “forward-looking statements.” All statements, other than statements of historical fact, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “may,” “will,” “would,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “outlook,” “continue,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about the Company’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements address activities, events or developments that we expect or anticipate will or may occur in the future, including things such as projections of results of operations, plans for growth, goals, future capital expenditures, competitive strengths, references to future intentions and other such references. These forward-looking statements involve risks and uncertainties and other factors that could cause the Company’s actual results or financial condition to differ materially from those expressed or implied by forward-looking statements. These include risks and uncertainties relating to, among other things: the ongoing impact of the oil incident that occurred off the coast of Southern California resulting from the Company’s pipeline operations at the Beta field, the Company’s evaluation and implementation of strategic alternatives; the Company’s ability to satisfy debt obligations; the Company’s need to make accretive acquisitions or substantial capital expenditures to maintain its declining asset base, including the existence of unanticipated liabilities or problems relating to acquired or divested business or properties; volatility in the prices for oil, natural gas and NGLs, including further or sustained declines in commodity prices; the Company’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Company’s indebtedness, including financial covenants; general political and economic conditions, globally and in the jurisdictions in which we operate, including escalating tensions between Russia and Ukraine and the potential destabilizing effect such conflict may pose for the European continent or the global oil and natural gas markets and effects of inflation; the impact of legislation and governmental regulations, including those related to climate change and hydraulic fracturing; and the occurrence or threat of epidemic or pandemic diseases, including the COVID-19 pandemic, or any government response to such occurrence or threat. Please read the Company’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in the Company’s Annual Report on Form 10-K, and if applicable, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Company’s Investor Relations website at https://www.amplifyenergy.com/investor-relations/sec-filings/default.aspx or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Borrowing Base Redetermination Agreement and Seventh Amendment to Credit Agreement, dated December 9, 2022, by and among Amplify Energy Operating LLC, Amplify Acquisitionco LLC, the guarantors party thereto, the lenders party thereto and KeyBank National Association, as administrative agent.
99.1	Press Release, dated December 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2022	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
		Name:	Martyn Willsher
		Title:	President and Chief Executive Officer